UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 9, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 9, 2015, we reconvened our previously adjourned annual meeting of stockholders (the “Meeting”) at our offices in Madison, Wisconsin. A total of 7,562,762 shares of our common stock outstanding as of April 17, 2015, the record date for the Meeting, were eligible to receive notice of and vote at the Meeting. A quorum of stockholders holding at least 3,781,382 shares were present, voting in person or by proxy.

Six proposals were presented for stockholder approval:

Proposal No. 1 – Election of Directors

Our incumbent Class I directors, Stephen Hill and John Neis, were nominated for a three-year term. The voting was as follows:

Nominee	For	Withheld	Broker Non-Votes
Stephen A. Hill	2,947,194	423,743	1,049,981
John Neis	2,932,658	438,279	1,049,981

Stephen Hill and John Neis were elected to a three-year term.

Proposal No. 2 – Approval of the Amendment to our Certificate of Incorporation

Our Second Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation), authorize the issuance of up to 20,000,000 shares of common stock. This proposal was to increase that amount by 20,000,000, to 40,000,000 shares of common stock. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
4,037,104	157,687	124,399	101,728

The stockholders approved the Amendment to our Articles of Incorporation to increase the authorized number of shares of common stock to 40,000,000.

Proposal No. 3 – Approval of our 2015 Stock Incentive Plan

We requested approval of our 2015 Stock Incentive Plan (the “Plan), including the reservation of 700,000 shares of common stock for issuance thereunder. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
2,612,076	735,847	23,014	1,049,981

The stockholders approved the Plan.

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Proposal No. 4 – Advisory Vote on Executive Compensation

We provided our stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
3,199,260	86,264	85,413	1,049,981

The stockholders approved, on an advisory basis, the compensation of our named executive officers.

Proposal No. 5 – Advisory Vote on the Frequency of Future Votes on Executive Compensation

We provided our stockholders with the opportunity to approve, on a non-binding, advisory basis, the preferred frequency with which we will hold advisory votes on the compensation of our named executive officers. The voting was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,037,958	1,206,897	1,025,682	100,400	1,049,981

Based on the plurality of the vote we will hold advisory stockholder votes on the compensation of our named executive officers every other year.

Proposal No. 6 – Ratification of Appointment of our Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Grant Thornton LLP to be our independent registered public accounting firm. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
4,309,843	41,765	69,310	0

The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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